UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

IN RESPECT OF NML VARIABLE ANNUITY ACCOUNT A

AND NML VARIABLE ANNUITY ACCOUNT C

(Exact name of registrant as specified in its charter)

Wisconsin	333-72913 and 2-89905-01	39-0509570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WISCONSIN 53202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (414) 271-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2006, The Northwestern Mutual Life Insurance Company issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is furnished under Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY IN RESPECT OF
NML VARIABLE ANNUITY ACCOUNT A AND
NML VARIABLE ANNUITY ACCOUNT C

Dated: January 27, 2006	By:	/s/ Gary A. Poliner
Gary A. Poliner
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 26, 2006